Exhibit 99.2

This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Latch, Inc. (“Latch”) and TS Innovation Acquisitions Corp. (“TSIA”) and related transactions (the “Proposed Business Combination”) and for no other purpose. No representations or warranties, express or implied are given in, or respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Latch, TSIA, or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Latch or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Latch and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. FORWARD-LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Latch and TSIA, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Latch and the markets in which it operates, and Latch’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the risk that the transaction, including the contemporaneous private placement of equity securities (the “PIPE investment”), may not be completed in a timely manner or at all, which may adversely affect the price of TSIA’s securities, (ii) the risk that the transaction may not be completed by TSIA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TSIA, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the stockholders of TSIA and Latch, the satisfaction of the minimum trust account amount following redemptions by TSIA’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger or the termination of any PIPE investor’s subscription agreement, (vi) the effect of the announcement or pendency of the transaction on Latch’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Latch or diverts management’s attention from Latch’s ongoing business operations and potential difficulties in Latch employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Latch, TSIA or their respective directors or officers related to the agreement and plan of merger or the proposed transaction, (ix) the amount of the costs, fees, expenses and other charges related to the proposed transaction and PIPE investment, (x) the ability to maintain the listing of TSIA’s securities on NASDAQ, (xi) the price of TSIA’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Latch plans to operate, variations in performance across competitors, changes in laws and regulations affecting Latch’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, including the conversion of pre-orders into binding orders, (xiii) the amount of redemption requests made by TSIA’s public stockholders, (xiv) the ability of TSIA to issue equity or equity-linked securities in connection with the transaction or in the future, (xv) possible variances between the unaudited historical financial information Latch presents and its audited financial statements, when they become available and (xvi) the impact of the global COVID-19 pandemic on any of the foregoing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of TSIA’s Registration Statement on Form S-1, the registration statement on Form S-4 and proxy statement/prospectus described below and other documents filed by TSIA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Latch and TSIA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Latch nor TSIA gives any assurance that either Latch or TSIA will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by Latch or TSIA or any other person that the events or circumstances described in such statement are material. Additional Information and Where to Find It. This document relates to the Proposed Business Combination between Latch and TSIA. TSIA filed a registration statement on Form S-4 relating to the Proposed Business Combination (the “Registration Statement”), which includes a proxy statement/prospectus of TSIA. The proxy statement/prospectus will be sent to all TSIA and Latch stockholders. TSIA will also file other documents regarding the Proposed Business Combination with the SEC. Before making any voting decision, investors and security holders of TSIA and Latch are urged to read the Registration Statement, the proxy statement/prospectus contained therein, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about the Proposed Business Combination. Investors and security holders will be able to obtain free copies of the proxy statement /prospectus and all other relevant documents filed or that will be filed with the SEC by TSIA through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by TSIA may be obtained free of charge by written request to TSIA at TS Innovation Acquisitions Corp., Rockefeller Center, 45 Rockefeller Plaza, New York, New York 10111. Disclaimer

Participants in Solicitation. TSIA and Latch and their respective directors and officers may be deemed to be participants in the solicitation of proxies from TSIA’s stockholders in connection with the Proposed Business Combination. Information about TSIA’s directors and executive officers and their ownership of TSIA’s securities is set forth in TSIA’s filings with the SEC, including TSIA’s Registration Statement on Form S-1, which was filed with the SEC on November 5, 2020. To the extent that holdings of TSIA’s securities have changed since the amounts printed in TSIA’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Proposed Business Combination may be obtained by reading the proxy statement/prospectus regarding the Proposed Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph. Industry and Market Data. This presentation has been prepared by Latch and TSIA and includes market data and other statistical information from sources believed by Latch and TSIA to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Latch or TSIA, which in each case are derived from its review of internal sources as well as the independent sources described above. Although Latch and TSIA believe these sources are reliable, Latch and TSIA have not independently verified the information and cannot guarantee its accuracy and completeness. Financial Information; Non-GAAP Financial Measures. The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in the Registration Statement to be filed by TSIA with the SEC and the proxy statement/prospectus contained therein. Certain of the historical financial information and data contained in this Presentation is preliminary financial information only and is based solely upon information available to Latch as of the date hereof. Such information is subject to change and such changes may be material. Such information has not been subject to adjustment for normal period-end items as well as for other adjustments that may be required when quarterly or annual information is reported. The adjustments could be material and you should not place undue reliance on this information. In addition, Latch's auditors have not completed their audit procedures with respect to such financial information, nor have they expressed any opinion or other form of assurance with respect to financial information presented in this presentation or its achievability. Some of the financial information and data contained in this Presentation, such as EBITDA, adjusted EBITDA, free cash flow, bookings, and booked ARR has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Latch and TSIA believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Latch’s financial condition and results of operations. Latch’s management uses these non-GAAP measure for trend analyses and for budgeting and planning purposes. Latch and TSIA believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in comparing Latch’s financial condition and results of operations with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of EBITDA, adjusted EBITDA, and free cash flow is that they exclude significant expenses and income that are required by GAAP to be recorded in Latch’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded and included in determining these non-GAAP financial measures. The definitions of bookings and booked ARR can be found on slides 57 and 71, respectively, of this Presentation. Bookings and booked ARR presented herein may differ materially from actual revenue and other comparable GAAP measures. Bookings and booked ARR presented herein may differ materially from actual revenue and other comparable GAAP measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Latch’s audited financial statements, which are included in the Registration Statement. A reconciliation of non-GAAP financial measures in this Presentation to the most directly comparable GAAP financial measures is not included, because, without unreasonable effort, Latch is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these non-GAAP financial measures. No Offer or Solicitation. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended. Use of Projections. This Presentation contains projected financial information with respect to Latch and TSIA. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts are achieved. Trademarks. This Presentation contains trademarks, service marks, trade names and copyrights of TSIA, Latch and other companies, which are the property of their respective owners. Disclaimer (cont.)

Latch Q1’21 Business Update

We have experienced accelerating Bookings and Revenue growth in Q1’21. We expect Q1’21 Bookings to grow 86-88% YoY and Q1’21 Revenue to grow 135-140% YoY. Our accelerating Bookings and Revenue growth during Q1’21 demonstrates the robust market demand for our products and shows the early signs of post-pandemic recovery. We believe our investments in sales and marketing and new products will scale throughout the remainder of 2021. These investments and our expectation of continued COVID relief give us confidence we will see sustained growth through the remainder of 2021. Note: Q1’21 results are preliminary and may not reflect actual results; Source: Latch FY’20 Financials and Q1 Estimates FY’20 Q1’21 49% 86-88% + 37-39pp 135-140% YoY Revenue growth FY’20 Q1’21 21% 135-140% + 114-119pp 86-88% YoY Bookings growth

In Q1'21, attach rates of non-access LatchOS software modules[1] increased over 30% since our last published numbers in our PIPE materials, driving significant increases in LTV/CAC.

Between 75-80% of our booked units were sold with more than one LatchOS module[1], up from 44% in Q4'20.

Increased attach rates grow our customer lifetime value over similar acquisition costs, which has the effect of increasing our LTV/CAC ratio. In Q1'21, we expect to see a 40-50% improvement in booked LTV/CAC (including hardware losses).[2]

This continued growth in the adoption of LatchOS modules is a result of our deepening relationships with our customers. Early adoption gives us confidence that our robust 2021 product roadmap and release schedule will drive high adoption and sustained ARPHU growth through the year.


75-80%
of new Q1'21 Bookings including non-Access LatchOS module
+34pp
44%
75-80%
Q4'20
Q1'21

LATCH

Latch Confidential, © Latch, Inc.

Note: Q1'21 results are preliminary and may not reflect actual results; Source: Latch Internal Data; (1) New modules include Intercom, Smart Home, and Package Room (2) CAC includes hardware losses. LTC/CAC without hardware losses improved over 15%

As a gateway to our broader ecosystem, the C2 delivers enhanced efficiency and added benefits to more properties through our full-building operating system. Our successful retrofits often lead to portfolio-wide adoption for our customers who have experienced the benefits of LatchOS firsthand. C2 includes: Patent-pending turn mechanism ensuring smooth locking and unlocking even in more mature retrofits. Three-piece modular design simplifying and reducing installation costs. 24 months of battery life decreasing building staff time and operational costs. Improved functionality and quality at a lower price to both our customers and to Latch. Source: Internal Product Requirements Documentation; (1) Latch Internal Sales Data We launched the C2 in Q1’21 to make retrofits and operations easier for every project. We have booked over 20,000 units and delivered over 1,000 units(1) across the country. See press release here.

In Q1’21, we launched NFC unlock on Android through an over-the-air update, delivering a much desired feature for the industry and deepening our integrations with the Google ecosystem. As a result of owning the full technology stack - hardware, firmware, and software, we can deploy new features that add immediate value to both building owners and residents. This strategic technological approach provides significant advantages and future opportunities. NFC unlock on Android provides significant advantages over other Android unlocking methodologies across devices. Advantages include: Unlock with an average ~850 ms unlock time More consistent performance despite Android device fragmentation Source: Internal Product Requirements Documentation See press release here.

In Q1’21, we expanded our collaboration with AvalonBay and announced a broader technology partnership and retrofit initiative.

“Technology is what will give real estate alpha, it is the differentiator for a well performing organization.”
-Karen Hollinger, SVP Strategic Initiatives

“At this time, we’re looking at a large volume of buildings, including retrofit buildings—not just new development—where we can use Latch to streamline operations.”
- Community Manager at AvalonBay property

Latch is a trusted technology partner for our customers, unifying software, hardware and services in one single vendor, including at AvalonBay’s Kanso Twinbrook.

See press release here.


kanso

Kanso Twinbrook / Avalon Bay
Enabled by Latch M Series & R Series

LATCH
Source:Latch Latch Confidential, © Latch, Inc.

In Q1’21, we welcomed new leaders and board members with decades of experience building world-class organizations to help us continue to scale across revenue and people operations, and new growth categories. Deborah Josephs Chief People Officer Peter Campbell Director Nominee Chris Lee Chief Revenue Officer Tricia Han Director Nominee * Tricia Han and Peter Campbell have been nominated to join our board of directors upon closing of the business combination, subject to approval by TSIA's stockholders.

From day one, we’ve focused on creating a defining product and technology company that prides itself on its human and intellectual capital. Over 50% of our employees are engineers and we have approximately 90 patents filed or pending worldwide. Since our inception in 2014, we have been dedicated to our mission of making spaces better places to live, work, and visit, with privacy and security as a top priority. We own the full-stack of software, firmware, and hardware technology in order to deliver the most innovative and effective product to our customers, with the highest standards of quality and security. Our operations staff and engineering personnel reside in 27 states, allowing us to meet the distributed needs of our customers in each market. Patents Granted or Pending1 App Usage2 4.6x ~90 Source: Latch Internal Data (1) As of 4/20/21 (2) FY 2020 (3) As of end of Q1’20 (4) States lived in by Latch employees as of 4/23/21. States where Latch employees are based4 Per day. 27 Engineers3 >50% Of total workforce. Worldwide. Supporting installations in >35 states.

This focus on product experience, through both Latch products and partners, has enabled us to deliver the best-in-class full-building enterprise SaaS platform, LatchOS, and our key business metrics reflect this. Revenue CAGR (2020-2024) Cumulative Booked Home Units1 Source: Latch Internal Data (1) Since inception through end of 2020 (2) FY 2020 Software Margin of 92% can be calculated by dividing FY 2020 Software Revenue (the nearest GAAP metric) of $3.8m by the difference of FY 2020 Software Revenue of $3.8m and FY 2020 Software cost of goods sold of $0.3M (3) FY 2020 (4) Q4’20 YoY Software Margin2 LTV / CAC3 6.8x 92% 305K 140% Customer Churn 0% Net Bookings Expansion4 154% Since inception. Per day. We believe our focus on product innovation, security, and privacy will continue to be a key differentiator as our industry matures and the demand for our technology continues to grow.

We look forward to continued growth, as outlined in the presentation for our Analyst Day, which was filed by TSIA with the SEC on March 30, 2021 and follows here. * Tricia Han and Peter Campbell have been nominated to join our board of directors upon closing of the business combination, subject to approval by TSIA's stockholders.

Analyst Day Agenda Rob Speyer, President & CEO, Tishman Speyer Luke Schoenfelder, Co-founder, CEO AvalonBay Customer Story Dhruva Rajendra, Co-founder, CPO Break Prometheus Real Estate Group Fireside Ali Hussain, COO Core Redevelopment Fireside Garth Mitchell, CFO Break Catalyst Innovation Lab Fireside Management team Q&A Closing remarks

Rob Speyer President & Chief Executive Officer, Tishman Speyer

Pro Forma Ownership Latch - A Unique and Compelling Opportunity. (1) Assumes no redemptions and $40M in estimated transaction expenses. (2) Pro forma cash balance calculated as Latch’s estimated cash balance of $60M as of 4Q20 plus net transaction proceeds of $450M. (3) Assumes 6.76M founder shares at $10.00. Incremental 0.74M shares subject to deferral. Excludes 5.3M founder warrants, which have a strike price of $11.50. Transaction Structure TS Innovation Acquisitions Corp. (TSIA) is a publicly listed special purpose acquisition company with $300M in cash in trust. TSIA is to merge with Latch to form a well-capitalized public company. Raising $190M of PIPE capital in parallel with the merger transaction. Valuation $1B pre-transaction equity value with strong balance sheet. Capital Structure Pre-transaction, Latch is already fully-funded to achieve a positive self sustaining cash flow profile in multi-family and institutional single-family rental. Post-transaction, ~$510M on balance sheet(1)(2) enables significant optionality to enhance growth, profitability and geographic and end-market expansion. 64% existing shareholders; 24% SPAC and founder shares; 12% PIPE investors(1)(3). Transaction Highlights TSIA identified Latch as a unique and compelling opportunity in the large and fast-growing smart building market – Latch is a disruptive and differentiated smart enterprise technology provider with strong recurring software revenues. Milestones Transaction announced on January 25, 2021 S-4 filed publicly March 10, 2021 We currently estimate the shareholder vote and transaction close to occur middle of Q2’21, subject to SEC review and proxy solicitation timelines.

(1) Gross market value, includes assets where Tishman Speyer provides property management services as of 9/30/20 (2) Includes assets where Tishman Speyer provides property management services, excludes undeveloped land as of 9/30/20 (3) Tishman Speyer non-union employee count as of 9/30/20 Tishman Speyer is a leading global real estate company at the forefront of driving technological innovation across its diverse global portfolio of residential, office, life sciences and mixed use properties. Tishman Speyer - a Global Leader in Real Estate. 1,200+(3) Employees Across a Vertically Integrated Organization Acquisitions & Development Asset Management Global Customer Outreach Design & Construction Equity & Debt Capital Markets Leasing Portfolio Management Property Management $56.8 billion global assets(1) 80 million  square feet(2)

TSIA – Harnessing Technology in a Changing Real Estate Landscape.

Technology Driving Change in Real Estate

With rapid changes in technology, customers are looking for more from the buildings they live, work, and play in. Needs are shifting, and TSIA believes companies led by strong management teams who act swiftly to meet those needs will be rewarded.

Sector Is Modernizing Rapidly

Real estate is the largest asset class in the world[1], and the pace of innovation continues to accelerate.

Early Winners Gaining Momentum

As new technologies reach scale, continue to expand their offerings and increasingly drive market share and depth of customer relationships, technology companies targeting real estate are well-positioned to be next-generation platforms for the built environment.

Companies at an Inflection Point

As Proptech companies gain scale, early movers are increasingly ready for the support of public markets investors.

Leverage Tishman Speyer's Platform

TSIA harnesses Tishman Speyer's global real estate platform to drive synergies, with a vertically integrated real estate business and on-the-ground teams across its global regions.



Tishman Speyer's Pier 4 – Boston
Enabled by Latch M Series & R Series

LATCH

(1) Savills Research

Latch Confidential, © Latch, Inc.

    Latch – A Perfect Match for TSIA. Proven Product & Strong Management Team Tishman Speyer is a Latch customer and investor, and has long believed in the best-in-class, differentiated product and team. Tishman Speyer believes in Latch’s vision to create a more seamless, highly customer-oriented residential experience – and have watched them not only develop the strategy, but execute on these goals over the past years. Accelerating Revenue Growth and Differentiated Business Model Latch has achieved strong y-o-y growth in customer bookings, retention, and net dollar retention as they have expanded and deepened their customer relationships. Their strong performance as a software product creates a differentiated and high quality mix of both bookings and revenues. Early Wins, and Expanding TAM The residential rental access market is enormous (47M+ in the US alone), with enormous untapped market potential across new geographies and asset classes such as commercial real estate access, as Latch scales. Company Inflection Point Latch has reached a critical inflection point, and its sales cycle provides strong line of sight to projected bookings and deliveries. They are ready for a strong entrance into the public markets, with potential upside through future growth. Synergies Across Tishman Speyer Platform With a global portfolio across many asset classes (residential, commercial office, mixed use, life science, and other sectors), Tishman Speyer is well positioned to deliver synergies to Latch in their further growth and product expansion whether it be to help Latch enter new geographies like Europe, or new asset classes like commercial office. + Source: TSIA Internal Strategy

Strategic Partnership With A Global Real Estate Platform To Support Growth. The proposed merger will provide the growth capital for Latch to accelerate product and market expansion and further accelerate bookings, with Tishman Speyer as a strategic partner. TSIA is excited to be a partner for Latch as it further scales into new markets and new asset classes. Tishman Speyer’s Crossing, Washington DC Enabled by Latch M Series & R Series Source: TSIA Internal Strategy

Luke Schoenfelder Chief Executive Officer & Co-Founder

Thomas Meyerhoffer CDO & Cofounder Ali Hussain COO Brian Jones CTO & Cofounder Garth Mitchell CFO Euan Abraham SVP Engineering Orla Lucey SVP Supply Chain Peter Weiss CREO David Austin SVP Product Partnerships The Latch team has been dedicated to our mission since 2014. Dhruva Rajendra CPO & Cofounder Source: Latch Employee Backgrounds. Luke Schoenfelder CEO & Cofounder

Latch makes spaces better places to live, work, and visit.

We have the opportunity to become the singular software interface for how people interact with each of their spaces.

And we’re building everything hand in hand with the largest real estate operators in the world, solving their problems at each step along the way.

Over the past 7 years, we've methodically developed and deployed LatchOS SaaS modules to provide the critical capabilities for each building.



Smart Access

Latch's smart access platform includes complete resident, staff, and construction access management with Latch R, M, and C devices.



Delivery & Guest Management

Latch capabilities include guest and delivery access sharing, Latch Intercom, Latch Camera, and Latch Delivery Assistant.



Smart Home & Sensors

Latch's enterprise device management capabilities enable thermostat, lighting, leak detector and other sensor integrations, monitoring, and controls.



Connectivity

Latch Intercom and Latch Hub's cellular connectivity bring internet access to new and existing building infrastructure.



Resident Experience

Latch's mobile interfaces enable resident onboarding, a streamlined move-in experience that includes product upselling, and community management.

$7 - $12 per apartment/per month[1] is the current range for Smart Access, Smart Home and Guest Management, 6+ year average contract term[2].

LATCH

Source: (1) 2021 Latch Internal MSRP Pricing - includes current products and services as of Q1 2021 and does not include connectivity and resident experience offering (2) Q1 2019 to Q4 2020 cumulative weighted average on Booked Units;

Latch Confidential, © Latch, Inc.

27

(1) Source: Latch estimates. Depends on average rent, future upsells, and on-site staff Real estate owners use LatchOS to drive net operating income at their properties and portfolios. $$ Increasing revenue. Up to $200-500 per apt per year(1) $$ Reducing expenses. Up to $100-300 per apt per year(1) Consolidation of manual systems Recurring rekeying expenses Lockout responses Resident onboarding/offboarding Delivery management Service provider oversight Premium experience and positioning Accelerated lease up Decelerated turnover Increased Rent/amenity fee upside Ancillary monetization opportunities Future-proof system

Software Services Devices Service Orders Payments Comms Package Room (1) Latch Internal data (2) Includes launched and upcoming products and services on the near term roadmap.. Latch Product Universe(2) LatchOS Latch Services Latch Devices Always evolving, we believe that we have the most complete product ecosystem to meet the needs of the market.

And we’ve done it without cutting corners, meeting the complex environmental, legal, regulatory, and critical infrastructure requirements of multi-family environments. Real time Internet Independence Hardwired Power Independence Security and privacy at the core

Source: Internal Company Analytics data (1) Based on 2020 average usage data (2) Planned roadmap items - not launched for customers today. Once building owners choose Latch, we become a part of each resident’s day. The average resident interacts with our app 4.6x a day (1). Unlocking Smart Home Access Sharing Services Intercom Insurance Internet Near term roadmap(2)

(1)-(4) Latch internal data (3) Booked ARR reflects value of annual recurring revenue from Latch software subscriptions that are under a signed LOI and will deliver within 24 months. Net Bookings Expansion 100% Latch has never lost a customer and continues to grow revenue with current customers. We’ve experienced zero customer churn(1) since launching in summer 2017, and our direct sales model enables high repeat customer bookings, larger deal sizes(2) and upselling activity. We were able to grow the booked ARR(3) from the same customers ending Q4 2019 by 54% until Q4 2020. y/y change as of 4Q20. Gross Dollar Retention 154% (4) (3)

We’ve always believed that this market could be best served by an independent, product-driven, company. Source: Latch Internal Strategy We’re reaching a true market inflection point and are going public to deliver growth across new products and verticals for years to come. Tishman Speyer accelerates new business lines and aligns with Latch’s value system. Post-deal closing, targeted investments in new product development, sales and marketing, potential inorganic growth opportunities, and global expansion will allow us to accelerate our operations.

AvalonBay x Latch Karen Hollinger, Senior Vice President, Avalon Bay Peter Weiss, Chief Real Estate Officer, Latch

Dhruva Rajendra Chief Product Officer & Co-Founder

Our focus has always been on making buildings better places to live, work, and visit, and our recurring revenue software business model monetizes the recurring value we deliver.

Serve enterprise customers. Onboard residents with a great experience. Monetize new enterprise and resident features.

The landscape for building owners to navigate is simultaneously limited and fragmented. Simple Sale One single Vendor. Straightforward Billing One Contract. Unified Management One Interface for Property Managers. Great Resident Experience One single interface for key resident facing interactions(1). Devices work better together Curated set of partner devices and LatchOS seamlessly integrate(2). Traditional Vendors Complex Sale 8+ Vendors. Complex Billing Multiple Contracts. Fragmented Management Multiple Interfaces for Property Managers. Fragmented Resident Experience Multiple Interfaces for Residents. Patchwork of Devices Different standards and interfaces create technology silos. Access Enterprise device management Integrations (Yardi, UPS, FedEx, …) Smart home experience Cameras Video Management Software Package Management Intercom Resident Services Smart Access Resident Portal Internet Connectivity Base Building Resident Experience Smart Home vs. Source: Internal Product Marketing and Latch Strategy. (1)-(2) Includes launched and upcoming products and services on the near term roadmap..

LatchOS is the common platform for each building and we scale our modules to meet the needs of each customer.



Smart Access

Latch's smart access platform includes complete resident, staff, and construction access management with Latch R, M, and C devices.



Delivery & Guest Management

Latch capabilities include guest and delivery access sharing, Latch Intercom, Latch Camera, and Latch Delivery Assistant.



Smart Home & Sensors

Latch's enterprise device management capabilities enable thermostat, lighting, leak detector and other sensor integrations, monitoring, and controls.



Connectivity

Latch Intercom and Latch Hub's cellular connectivity bring internet access to new and existing building infrastructure.



Resident Experience

Latch's mobile interfaces enable resident onboarding, a streamlined move-in experience that includes product upselling, and community management.

$7 - $12 per apartment/per month[(1)] is the current range for Smart Access, Smart Home and Guest Management, 6+ year average contract term[(2)].

LATCH

Source: (1) 2021 Latch Internal MSP Pricing - includes current products and services as of Q1 2021 and does not include connectivity and resident experience offering (2) Q1 2019 to Q4 2020 cumulative weighted average on Booked Units;

Latch Confidential. © Latch, Inc.

39

Increase in Average Revenue per Home Unit (ARPHU) Rapid adoption of additional LatchOS modules validates Latch’s product expansion strategy. 4Q20 44% ARPHU increase 30% Percentage of Booked Home Units sold with Intercom or Smart Home LatchOS software modules 44%(1) of our 4Q20 Booked Home Units were sold with Intercom or Smart Home LatchOS software subscription modules after having just started selling these new modules in May. Those LatchOS modules increase Average Revenue per Home Unit (ARPHU) by ~30%(2) each. (1) Q4FY20 Latch Internal Financials (2) Latch 2020 Financials

We started with our patented access system because it’s the common foundation for each stakeholder at a building. We believe our combined hardware, firmware, and software access system has the highest resilience and capabilities of any set of products on the market. Every door can be managed at the edge, without needing an internet connection or power, creating significant advantages. Access is also one of the highest touchpoints at a property, giving us a platform to launch new features.

And we’re widening our access moat substantially with new products and programs.

The Latch C2 is one of the most affordable, versatile, and advanced smart lock ever delivered for apartments. Patent pending turn mechanism makes operations smooth even for older doors. Wireless charging ensures unprecedented reliability. Three piece design makes retrofits easy.

The Latch Lens program enables traditional lock manufacturers to create locks for markets that we don’t currently serve, driving new LatchOS revenue and market expansion.

We are one of the first companies to deliver full-building NFC support for Android devices, enabling faster and more reliable unlocks and deepening our integrations with Google.

But access has always been just the foundation.

Latch’s critical infrastructure ensures packages get delivered every time, through direct partnerships with carriers like UPS, remote enablement through the Latch Delivery Assistant, and software tools for each user.

Our integrations with companies like Google Nest, ecobee, and Jasco ensure an amazing smart home experience, while we enable new business models through leak detectors and other sensors.

Given our app engagement, we’re excited to offer new tools for residents to have an even smoother experience at each LatchOS-powered property, driving new opportunities for growth and expansion.

From our starting point in smart access we are on track to increase our ARPHU by 57% with our extended product suite of Smart Access, Intercom and Smart Home LatchOS modules. With additional products that are on our near-term roadmap and product launches in 2021 we have the potential to add another 73% ARPHU expansion to take us to >150% growth overall. Source: Latch internal financial data Smart Access Smart Access, Intercom, Smart Home + Products & Services on our roadmap +57% Smart Access, Intercom, Smart Home Per Unit/month Gross Average Revenue Per Home Unit (ARPHU) Latch has visibility to 150% growth in ARPHU with new products on the roadmap. >150% +73%

U.S. residential rental owners and operators alone represent a ~$54B annual market. The 93M apartments in Europe add an incremental ~$90B annual market opportunity. Source: Estimations from a global consulting firm and internal Latch data. Note: TAM only includes products in current financial model ~$54B/annually Community Management, Resident Onboarding, Internet, Insurance, etc. Smart Access Enterprise Smart access platform includes the Latch M, C, R Series Thermostat, lighting, leak detector and other sensor integrations and enterprise device management capabilities Guest access Sharing, Intercom, Package Solution, Video Management System, and Cameras Delivery & Guest Management Smart Home & Sensors Resident Experience Latch Intercom and Latch Hub’s cellular connectivity bring internet access to buildings Connectivity

Beyond the North American core market, Latch has the opportunity to accelerate a European expansion with TSIA. We can address another 93M(1) apartments through an expansion into European markets - representing $90B+(2) in annual TAM. Our strategy is to start with a focused approach on the 23.5M(3) apartments in Germany, 9.9M(4) apartments in France, and the 4.2M(5) apartments in the United Kingdom - leveraging our partnership with Tishman Speyer and their assets in those markets. (1), (3), (4), (5) Third-party reported data from large consultancy group (2) Estimations from a global consulting firm and Latch internal data

Our smart access system is able to serve all doors in a building – from garage to unit entrance – and could solve a lot of the key access problems in large office buildings. Partnering with just our existing and adjacent customers, we believe we could make a compelling move into commercial office. With the largest return to office in history anticipated in 2021, new infrastructure is top of mind and Latch products are designed for expansion. Latch sees the opportunity to grow into new verticals starting by bringing the LatchOS experience to commercial office. Source: Latch internal strategy and TSIA partnership.

As a product company, Latch will always deliver new products, features, and innovations for our customers and stakeholders, adapting to the market of today and tomorrow. We’re just getting started.

Prometheus Real Estate Group x Latch Tony DeShaw, VP of Facilities and Maintenance, Prometheus Peter Weiss, Chief Real Estate Officer, Latch

Ali Hussain Chief Operating Officer

Source: Latch Internal Data, Latch 2018-2020 Financials; (1) FY 2020; (2) Q1 2019 to Q4 2020 cumulative weighted average on Booked Units; (3) Q4’20 y/y; (4) Bookings represent written but non-binding LOIs from our customers to purchase Latch hardware products and software services, not reflecting discounts. (5) Cumulative Booked Home Units represent the total number of apartment units or similar dwellings installed cumulatively, as well as committed to be installed, with Latch products. We’re so pleased by the traction we’ve shown to date. $165M Bookings(4) in 2020A $92M Software Bookings(4) in 2020A 304,749 Cumulative Booked Home Units as of 2020A(5) 2018 2019 2020 44,617 144,687 304,749 +583% ($ million) $41 $70 +397% $14 $15 $73 $92 $29 $111 $165 2018 2019 2020 Software Hardware +441% 1 in 10 New multi-family apartments in the U.S. built with Latch devices as of 2019. Robust Traction & Customers 7 in 10 of the National Multifamily Housing Council largest developers as customers.

Latch works with real estate developers - large and small. Latch has a diverse customer group ranging from the largest real estate companies in the world(1) to dedicated and passionate local owners. Latch products are installed in 35+ states(1), from affordable housing in Baltimore, to historic buildings in Manhattan, to luxury towers in the Midwest. We're proud to enable some of the best apartment communities in the world. (1) Based on Latch internal customer list and 2019 FactSet Research

To best serve our customers, we have built direct relationships with real estate owners since the beginning, and believe it is a key part of our differentiation. As a result, we have built a first of its kind direct account-based selling motion, which enables us to speak directly to customers, and demonstrate to them the value of LatchOS ourselves. As a result, we own the long-term software relationship, and maintain the ability to add new products as they become available. We’ve focused on developing long-term, direct relationships with owners.

Our selling professionals are assigned to specific accounts and incentivized to grow with their accounts. Each rep is assigned Key, National, or SMB accounts, with larger more complex accounts getting more focused, dedicated coverage. This structurally incentivizes our selling professionals to learn their customers’ portfolios and needs intimately, and provide value deeper into their portfolios. >5K units >5 states <5K units >5 states ~10,000 Remaining Accounts Key National SMB

Though we’ve taken a different approach to working with customers, we’ve also developed working relationships with the industry’s best installers and service providers. This has allowed us operational lift including the critical installation and in-field support for us to scale without a ton of overhead nationally and to help penetrate smaller SMB accounts it right now does not make sense for us to serve directly. We’ve grown via direct demand generation, but we have continued to work with the industry’s best partners.

Latch talks to customers early in their construction or renovation process, establishing Latch as the technology consultant for the building.

This not only enables us to upsell and provide more value for the customer, it also creates high revenue visibility.

Our strong, direct relationships with the customers also help facilitate repeat purchases and future upsells.



3 Months
6-18 Months(1)
1-3 Months
Sales lead received.
LOI signed, sale booked.
Hardware and Software
Hardware PO issued.
Latch gets paid for hardware.
Customer pays for Software.
~97%(2) Software contracts are prepaid
6yr+ avg contract length(2)

LATCH

Note: Timeline is il

Latch Confidential, © Latch, Inc.

(1) Avg. LOI to PO timeline varies between Retrofit and New Construction and is currently at ~13mo (2) Source: Latch internal data

62

Software Services Devices Service Orders Payments Comms Package Room (1) Latch Internal data (2) Includes launched and upcoming products and services on the near term roadmap.. Latch Product Universe(2) LatchOS Latch Services Latch Devices As the product ecosystem expands, we further differentiate LatchOS This helps us have broader conversations with our customers to prove our differentiation from other competitors and allow us to limit the need to discount to win deals.

(1) Latch internal data In a pandemic year, which we ended with fewer selling professionals than the year before, we still continued to grow.(1) COVID-19 accelerated digital transformation efforts across all industries, real estate included. 2020 was a challenging year, which required us to make tough choices. We did what we had to do and still continued to grow. 35k 100k 160k 8 reps 20 reps 19 reps

We’ve recently added world class leaders to our revenue team. Chris Lee Noelle Uglesic Rob Stanger Adam Sold Chief Revenue Officer VP Revenue Strategy VP Revenue Operations & GTM Strategy GM - Channel and Alliances

Our organization is ready to scale our sales and revenue operations. Chief Revenue Officer US Sales International Sales Channel and Alliances Operations and Execution GM - Canada US Key Accounts East Region West Region Central Region Channel Program Enablement

Though we have already seen demand surge in the last few quarters, our added investment in revenue leadership and multiple-building deals in pipeline make us extremely bullish on our sales outcomes, which we expect to become increasingly clear as the pandemic further fades and our new sales infrastructure fully ramps through the year. We’ve built a strong foundation and are excited to accelerate our growth off of it.

Core Redevelopment x Latch Gavin Railing, Regional Property Manager, Core Redevelopment Peter Weiss, Chief Real Estate Officer, Latch

Garth Mitchell Chief Financial Officer

Strong financial foundation and unit economics position Latch for sustained efficient growth. Large and growing market opportunity with multiple reinforcing growth vectors and increasing efficiency. Strong post-merger balance sheet with several organic and inorganic opportunities to extend market leadership. Key takeaways.

Annual Historical Financial Results(1) Source: Latch 2018 to 2020 Financials (1) 2018 is unaudited results (2) Booked ARR is defined as the cumulative value of annual recurring revenue from Latch software subscriptions that are under a signed LOI (3) Net revenue is net of HW and SW promotional discounts (4) FCF is cash flow from operations and cash flow from investing ($ in millions) 2018A 2019A 2020A Hardware Bookings $14 $41 $73 Software Bookings $15 $70 $92 Total Bookings $29 $111 $165 YoY Growth (%) 285% 49% Cumulative Booked Home Units (000s) 45 145 305 Booked ARR2) $4 $14 $31 Net Hardware Revenue $4 $14 $14 Net Software Revenue $0 $1 $4 Net Revenue(3) $4 $15 $18 YoY Growth (%) 237% 21% Hardware Cost of Goods Sold $6 $17 $20 Software Cost of Goods Sold $0 $0 $0 Cost of Goods Sold $6 $17 $20 % of Net Revenue 143% 116% 112% EBITDA $(25) $(50) $(61) % Margin NM NM NM Free Cash Flow(4) $(23) $(51) $(59)

Source: Latch internal data Our recurring enterprise software solution is highly profitable and sticky. Even if we include hardware losses - which we view as an investment cost to acquire these sticky software contracts - we have an attractive LTV / CAC of 4.0x. Design, sourcing, and manufacturing efficiencies could turn HW losses to turn into profits with our next generation devices. This will either drive further LTV / CAC expansion by reducing our CAC, or we could reinvest the efficiencies to accelerate share gains. 4.0x LTV / CAC with hardware losses Latch has strong enterprise SaaS unit economics with 6.8x LTV / CAC. Customer Acquisition Cost (CAC) Initial Term SW Revenues minus SW COGS (Avg. 6yr+) Sales & Marketing / Booked Unit Hardware Losses 6.8x LTV / CAC Lifetime Value (LTV)

97% of our customers elect to prepay their full 6yr+ software contract value upfront on Day 1. This creates highly attractive upfront profitability and cash efficiencies, giving us significant flexibility to price our hardware to accelerate market share gains. For our end market, upfront payment is rational economic behavior. We incentivize customers to pay upfront, and the advantages seem to be sustainable. Latch cash unit economics are positive on Day 1. Hardware Losses Software COGS Upfront Software Cash Revenue 97% of customers prepay their full software contract value. 6yr+ average software contract term. Upfront Unit Economics (based on current generation hardware) Source: Latch internal data

43% of 2020 Operating Expenses were invested in Research and Development. These investments drive sustained product differentiation and funded the development of our planned 2020 and 2021 new product releases. Source: Latch 2018-2020 financials

Innovative enterprise technology company, with large and growing market opportunity, and multiple reinforcing growth vectors. Source: Latch 2020 Financial Results and 2021-2025 Financial Projections (1) Booked ARR is defined as the cumulative value of annual recurring revenue from Latch software subscriptions that are under a signed LOI (2) Net revenue is net of HW and SW promotional discounts (3) FCF is cash flow from operations and cash flow from investing ($ in millions) 2020A 2021E 2022E 2023E 2024E 2025E Hardware Bookings $73 $148 $308 $426 $542 $626 Software Bookings $92 $160 $380 $613 $887 $1,154 Total Bookings $165 $308 $688 $1,039 $1,429 $1,780 YoY Growth (%) 49% 84% 123% 51% 38% 25% Cumulative Booked Home Units (000s) 305 536 1,018 1,715 2,634 3,711 Booked ARR(1) $31 $61 $134 $252 $423 $644 Net Hardware Revenue $14 $38 $138 $268 $380 $465 Net Software Revenue $4 $11 $35 $100 $220 $412 Net Revenue(2) $18 $49 $173 $368 $600 $877 YoY Growth (%) 21% 165% 252% 112% 63% 46% Hardware Cost of Goods Sold $20 $36 $118 $223 $312 $384 Software Cost of Goods Sold $0 $1 $3 $11 $36 $91 Cost of Goods Sold $20 $37 $120 $234 $348 $474 % of Net Revenue 112% 74% 69% 64% 58% 54% EBITDA $(61) $(88) $(112) $(67) $3 $104 % Margin NM NM NM NM 1% 12% Free Cash Flow(3) $(59) $(76) $(59) $63 $168 $249 Expected 65% 5-year CAGR driven by new customer growth, upselling to existing customers, and expansion into new verticals and geographies. Revenue per home unit driven by new product adoption by new and existing customers. Further market penetration in North America and expansion to Europe expected to drive 2022-2025 growth, while still less than 3% penetrated in the North America and Europe rental homes market at the end of 2025. Expected unit level profitability improvements driven by next generation access products, scale efficiencies in sourcing and manufacturing, and increased percentage of per home unit revenues from higher margin software products and services. EBITDA margin improvements expected from efficiency gains on fixed costs and variable operating costs. EBITDA profitability expected by 2025 while maintaining annual net revenue growth >45%. Favorable net working capital cycle expected to lead to positive Free Cash Flow in 2023 due to sustainable end market procurement preferences.

Reinforcing growth vectors. Unit growth Revenue per unit growth Selling deeper into customer portfolios Signing new customers New verticals and geographies Per unit hardware revenue growth Per unit recurring revenue growth

Optimized distribution for better service and improved contribution margin Increasing efficiency. Efficiencies drive increased profitability and share gains Design, sourcing, and manufacturing efficiencies Larger bundles increase value delivery and profitability

Pro forma ownership @ $10.00 per share(4) Proposed transaction terms $450M net cash proceeds inclusive of PIPE proceeds and transaction expenses(1) $190M of PIPE commitments before transaction announcement Detailed Transaction Overview Existing Latch Rollover Equity 64% TSIA Public Shares 19% TSIA Sponsor Shares 4% PIPE Investor Shares 12% (1) Assumes no redemptions and $40M in estimated transaction expenses. (2) Assumes 6.76M founder shares at $10.00. Incremental 0.74M additional founder shares subject to deferral. Excludes 5.3M founder warrants, which have a strike price of $11.50. (3) Pro forma cash balance calculated as Latch’s estimated cash balance of $60M as of 4Q20 plus net transaction proceeds of $450M. Pro forma debt includes credit facility balance of $5M as of 4Q20. (4) Does not sum to 100% due to rounding. Sources Latch Rollover Equity $1,000 TSIA Cash Held in Trust 300(1) PIPE Investment 190 Total Sources $1,490 Uses Equity Consideration to Existing Investors $1,000 Cash to Balance Sheet 450(1) Estimated Transaction Expenses 40 Total Uses $1,490 Pro Forma Valuation Latch Share Price $10 Pro Forma Shares Outstanding (M) 155.8(1)(2) Equity Value ($M) $1,558 (-) Assumed Pro Forma Cash ($M) (510)(1)(3) (+) Assumed Pro Forma Debt ($M) 5(3) Enterprise Value ($M) $1,053

Catalyst Innovation Lab x Latch Stephanie Fuhrman, Head of Innovation, Catalyst Peter Weiss, Chief Real Estate Officer, Latch

Management Q&A

Appendix

Source: Latch 2018-2019 Financials ($ in millions) 2018A 2019A 2020A Net loss ($25) ($50) ($66) Depreciation and Amortization 0 1 1 Interest Expense (Income) 0 0 3 Income tax provision (benefit) 0 0 0 EBITDA ($25) ($50) ($61) Adjustments: Loss on Extinguishment of Debt $1 $1 $0 Loss (Gain) on FV of Derivative 0 0 1 Restructuring costs 0 0 1 Transaction-related costs 0 0 2 Litigation costs 0 0 1 Stock-based Compensation 1 4 2 Adjusted EBITDA ($24) ($45) ($55) Preliminary Non-GAAP Reconciliations